Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO THE

RECEIVABLES FINANCING AGREEMENT

This FIRST AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT (this “Amendment”), dated as of December 4, 2015, is entered into by and among the following parties:

(i)                                  AROP FUNDING, LLC, as Borrower;

(ii)                              ALLIANCE COAL, LLC, as initial Servicer; and

(iii)                          PNC BANK, NATIONAL ASSOCIATION (“PNC”), as LC Bank, LC Participant, Lenders and Administrative Agent.

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Financing Agreement described below.

BACKGROUND

A.        The parties hereto have entered into a Receivables Financing Agreement, dated as of December 5, 2014 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”).

B.        Concurrently herewith, the parties hereto are entering into an Amended and Restated Fee Letter (the “Fee Letter”).

C.        The parties hereto desire to amend the Receivables Financing Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.   Amendments to the Receivables Financing Agreement.  The Receivables Financing Agreement is hereby amended as follows:

(a)        The definition of “Scheduled Termination Date” set forth in Section 1.01 of the Receivables Financing Agreement is amended by replacing the date “December 4, 2015” where it appears therein with the date “December 2, 2016.”

(b)        The definition of “Excluded Receivable” set forth in Section 1.01 of the Receivables Financing Agreement is amended by inserting the phrase “or the sale or leasing of equipment (provided, that coal shall not constitute equipment for purposes of this definition)” immediately following the phrase “set forth on Schedule IV hereto” where it appears therein.

(c)        The definition of “LMIR” set forth Section 1.01 of the Receivables Financing Agreement is amended by inserting the phrase “the greater of (a) 0.00% and (b)” immediately following the phrase “means for any day during any Interest Period,” where it appears therein.

(d)       The definition of  “Adjusted LIBOR” set forth in Section 1.01 of the Receivables Financing Agreement is amended by inserting the phrase “the greater of (a) 0.00% and (b)” immediately following the phrase “means with respect to any Interest Period,” where it appears therein.

(e)        Section 7.01(l) of the Financing Agreement is hereby replaced in its entirety with the following:

(l)         Investment Company Act.  The Borrower (i) is not, and is not controlled by an “investment company” registered or required to be registered under the Investment Company Act and (ii) is not a “covered fund” under the Volcker Rule.  In determining that Borrower is not a “covered fund” under the Volcker Rule, Borrower is entitled to rely on the exemption from the definition of “investment company” set forth in Section 3(c)(5)(A) or (B) of the Investment Company Act.

(f)        Section 7.01 of the Receivables Financing Agreement is amended by adding the following new clause (z) thereto immediately following existing clause (y) thereof:

(z)        Liquidity Coverage Ratio.  The Borrower has not, does not and will not during the term of this Agreement (x) issue any obligations that (A) constitute asset-backed commercial paper, or (B) are securities required to be registered under the Securities Act of 1933 (the “33 Act”) or that may be offered for sale under Rule 144A or a similar exemption from registration under the 33 Act or the rules promulgated thereunder, or (y) issue any other debt obligations or equity interests other than equity interests issued to the Parent, the Subordinated Notes or debt obligations substantially similar to the obligations of the Borrower under this Agreement that are (A) issued to other banks or asset-backed commercial paper conduits in privately negotiated transactions, and (B) subject to transfer restrictions substantially similar to the transfer restrictions set forth in this Agreement.  The Borrower further represents and warrants that its assets and liabilities are consolidated with the assets and liabilities of Servicer for purposes of GAAP.

SECTION 2.   Representations and Warranties of the Borrower and Servicer.  The Borrower and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a)        Representations and Warranties.  The representations and warranties made by it in the Receivables Financing Agreement and each of the other Transaction Documents it which it is a party are true and correct as of the date hereof.

(b)        Enforceability.  The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c)        No Event of Default.  No Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

SECTION 3.   Effect of Amendment; Ratification.  All provisions of the Receivables Financing Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect.  After this Amendment becomes effective, all references in the Receivables Financing Agreement (or in any other Transaction Document) to “this Receivables Financing Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Financing Agreement shall be deemed to be references to the Receivables Financing Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Financing Agreement other than as set forth herein.  The Receivables Financing Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 4.   Effectiveness.  This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of:

(a)        counterparts to this Amendment executed by each of the parties hereto; and

(b)        counterparts to the Fee Letter executed by each of the parties thereto and confirmation that the “Amendment Fee” owing thereunder has been paid in full.

SECTION 5.   Severability.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6.   Transaction Document.  This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.

SECTION 7.   Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8.   GOVERNING LAW AND JURISDICTION.

(a)        THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(b)        EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  NOTHING IN THIS SECTION 8 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.  EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.  THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 9.   Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Financing Agreement or any provision hereof or thereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

AROP FUNDING, LLC

By:	/s/ R. Eberly Davis
Name: R. Eberley Davis
Title: Senior Vice President, General Counsel and Secretary

ALLIANCE COAL, LLC,
as the Servicer

By:	/s/ R. Eberly Davis
Name: R. Eberley Davis
Title: Senior Vice President, General Counsel and Secretary

First Amendment to

Receivables Financing Agreement

S-1

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as LC Bank and as an LC Participant

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

First Amendment to

Receivables Financing Agreement

S-2